09:27:57 AM                                             EXHIBIT 99. 1


                       MBNA MASTER CREDIT CARD TRUST 91-1

                           KEY PERFORMANCE FACTORS
                                       May, 1996



        Scheduled Maturity                                        4/15/97


        Coupon                                                      7.75%


        Excess Protection Level
          3 Month Average                                           5.02%
        May, 1996                                                   5.57%
        April, 1996                                                 3.80%
        March, 1996                                                 5.70%


        Cash Yield                                                 19.93%


        Investor Charge Offs                                        4.11%


        Base Rate                                                  10.25%


        Over 35 Day Delinquency                                     4.20%


        Seller's Interest                                          23.34%


        Total Payment Rate                                         10.68%


        Total Principal Balance                         $9,435,602,210.51


        Investor Participation Amount                     $916,666,666.67


        Seller Participation Amount                     $2,202,268,877.16